UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2007

Item 1. Reports to Stockholders

Semiannual Report March 31, 2007

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

INVESTMENT UPDATE

Walter A. Row

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment Management

The Fund

•      Based on share price, Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI, had a total return at market price of 8.85% for the six months ended March 31, 2007. This return resulted from an increase in share price to $20.98 on March 31, 2007, from $20.07 on September 30, 2006, plus the reinvestment of $0.822 per share in distributions. The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its primary investment strategy by using a systematic program of covered call option writing (selling) on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•      Based on net asset value (NAV), the Fund had a total return of 6.95% for the same period. This return was the result of an increase in NAV per share to $20.44 on March 31, 2007, from $19.90 on September 30, 2006, plus the reinvestment of $0.822 per share in distributions.

•      For comparison, the CBOE S&P 500 BuyWrite Index (BXM), a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, had a total return of 4.41% for the period. The S&P 500 Index, an unmanaged index commonly used to measure the performance of U.S. stocks, had a total return of 7.38% for the same period. The Lipper Options Arbitrage/Options Strategies Funds Classification had a total return of 6.72% over the same period.(1)

Management Discussion

•      During the six months ending March 31, 2007, stock prices moved higher despite worsening conditions in the U.S. housing industry that sparked a financial crisis in the subprime mortgage market. Based on the performance of the various S&P 500 Index economic sectors, investors seemed to be taking a defensive stance in U.S. equities, while allowing for more economic risk abroad.

•      The utilities and telecommunications services sectors, historically defensive in a slowing economy, posted double-digit gains for the six-month period. The more economically sensitive materials and energy sectors likewise recorded double-digit gains, due to their ties to the global economy, which experienced muchhigher growth rates than the U.S. during the period. Sectors that lagged the S&P 500 Index included health care, financials, information technology and consumer staples.(1)

•      During the period, the Fund outperformed the BXM Index and its Lipper peer group at NAV, while modestly lagging the broad-based S&P 500 Index. The Fund’s best performance, relative to the benchmark BXM Index, came from the consumer discretionary, health care, and industrials sectors. In consumer discretionary, stock selection in hotels and restaurants, along with specialty retail names, combined for the strongest contribution to relative performance. Among health care selections, the Fund’s pharmaceutical holdings were notable performers, and in industrials, stock selection in aerospace and defense and conglomerates further added to returns.(2)

•      Conversely, an underweight, relative to the benchmark, in the outperforming energy sector proved to be a negative factor in the Fund’s performance. In addition, the Fund was underexposed to certain stocks in the materials sector, particularly in chemical companies, that had very strong gains for the S&P 500 Index during the period. (2)

(1)   It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)   Holdings and industry weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•      At March 31, 2007, the Fund had written call options on 59.6% of its equity holdings. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of optionsremained stable in January and most of February. In late February, implied volatility rose significantly, as the U.S. capital markets exhibited a correction, and that higher level of volatility continued through the rest of March.

•      This environment of increasing volatility allowed Rampart Investment Management, the Fund’s options manager, to increase, in some cases, the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market or stock decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market or stock strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

FUND PERFORMANCE

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	8.85%
One Year	16.06%
Life of Fund (10/29/04)	12.31%

Average Annual Total Returns (at net asset value)
Six Months	6.95%
One Year	9.50%
Life of Fund (10/29/04)	11.11%

Ten Largest equity Holdings*

By total investments

Exxon Mobil Corp.	2.4%
Apple, Inc.	1.8
Microsoft Corp.	1.7
Altria Group, Inc.	1.7
Goldman Sachs Group, Inc.	1.6
Comcast Corp., Class A	1.6
General Dynamics Corp.	1.6
AT&T, Inc.	1.5
Zimmer Holdings, Inc.	1.5
Starwoods Hotels and Resorts Worldwide, Inc.	1.4

Common Stock Sector Allocation*

By total investments

*  Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at March 31, 2007.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares,when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please referto www.eatonvance.com.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 101.2%
Security	Shares	Value
Aerospace & Defense — 5.8%
Boeing Co.	92,492	$8,223,464
General Dynamics Corp.	166,468	12,718,155
L-3 Communications Holdings, Inc.	65,592	5,737,332
Northrop Grumman Corp.	113,841	8,449,279
Precision Castparts Corp.	41,177	4,284,467
United Technologies Corp.	114,932	7,470,580
		$46,883,277
Air Freight & Logistics — 1.3%
FedEx Corp.	101,404	$10,893,832
		$10,893,832
Auto Components — 0.9%
BorgWarner, Inc.	95,500	$7,202,610
		$7,202,610
Automobiles — 0.6%
Harley-Davidson, Inc.	78,494	$4,611,523
		$4,611,523
Beverages — 1.1%
PepsiCo, Inc.	140,287	$8,916,642
		$8,916,642
Biotechnology — 1.5%
Amgen, Inc.(2)	93,200	$5,208,016
Biogen Idec, Inc.(2)	81,129	3,600,505
BioMarin Pharmaceutical, Inc.(2)	186,815	3,224,427
		$12,032,948
Capital Markets — 12.1%
Amvescap PLC ADR	336,400	$7,434,440
Bank of New York Co., Inc.	205,997	8,353,178
Charles Schwab Corp.	471,003	8,614,645
Deutsche Bank AG	76,889	10,344,646
E*Trade Financial Corp.(2)	254,087	5,391,726
Goldman Sachs Group, Inc.	63,578	13,137,122
Mellon Financial Corp.	194,631	8,396,381
Merrill Lynch & Co., Inc.	98,104	8,012,154

Security	Shares	Value
Capital Markets (continued)
Morgan Stanley	119,990	$9,450,412
State Street Corp.	131,091	8,488,142
UBS AG	171,974	10,220,415
		$97,843,261
Chemicals — 2.9%
Airgas, Inc.	163,654	$6,898,016
Cytec Industries, Inc.	157,176	8,839,578
Ecolab, Inc.	177,770	7,644,110
		$23,381,704
Commercial Banks — 0.9%
Wachovia Corp.	127,500	$7,018,875
		$7,018,875
Commercial Services & Supplies — 0.6%
Cintas Corp.	142,345	$5,138,655
		$5,138,655
Communications Equipment — 3.0%
Cisco Systems, Inc.(2)	393,212	$10,038,702
Corning, Inc.(2)	355,326	8,080,113
Tellabs, Inc.(2)	634,004	6,276,640
		$24,395,455
Computer Peripherals — 5.3%
Apple Computer, Inc.(2)	160,751	$14,935,375
Hewlett-Packard Co.	162,481	6,521,987
International Business Machines Corp.	93,052	8,771,082
SanDisk Corp.(2)	115,000	5,037,000
Seagate Technology	327,118	7,621,849
		$42,887,293
Construction & Engineering — 1.1%
Fluor Corp.	98,953	$8,878,063
		$8,878,063
Consumer Finance — 2.3%
American Express Co.	195,169	$11,007,532
Capital One Financial Corp.	101,635	7,669,377
		$18,676,909

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Diversified Financial Services — 1.4%
JPMorgan Chase & Co.	228,109	$11,035,913
		$11,035,913
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	320,697	$12,645,083
		$12,645,083
Electric Utilities — 2.1%
Exelon Corp.	140,067	$9,624,004
Mirant Corp.(2)	188,651	7,632,819
		$17,256,823
Electrical Equipment — 0.8%
Emerson Electric Co.	145,132	$6,253,738
		$6,253,738
Energy Equipment & Services — 3.0%
Halliburton Co.	253,358	$8,041,583
Nabors Industries, Ltd.(2)	207,596	6,159,373
Schlumberger, Ltd.	148,698	10,275,032
		$24,475,988
Food & Staples Retailing — 4.0%
BJ's Wholesale Club, Inc.(2)	234,517	$7,933,710
Safeway, Inc.	186,237	6,823,724
Walgreen Co.	209,750	9,625,428
Wal-Mart Stores, Inc.	177,663	8,341,278
		$32,724,140
Food Products — 1.0%
William Wrigley Jr. Co.	167,409	$8,526,140
		$8,526,140
Health Care Equipment & Supplies — 5.5%
Edwards Lifesciences Corp.(2)	138,974	$7,045,982
Hospira, Inc.(2)	248,613	10,168,272
Medtronic, Inc.	219,895	10,788,049
Respironics, Inc.(2)	120,380	5,054,756
Zimmer Holdings, Inc.(2)	139,566	11,920,332
		$44,977,391

Security	Shares	Value
Hotels, Restaurants & Leisure — 2.6%
Starwood Hotels and Resorts Worldwide, Inc.	178,955	$11,605,232
Yum! Brands, Inc.	163,234	9,428,396
		$21,033,628
Household Products — 2.1%
Colgate-Palmolive Co.	123,933	$8,277,485
Procter & Gamble Co.	133,939	8,459,587
		$16,737,072
Insurance — 4.9%
Allstate Corp. (The)	147,936	$8,885,036
Assurant, Inc.	166,960	8,954,065
Lincoln National Corp.	130,686	8,859,204
W. R. Berkley Corp.	113,500	3,759,120
Willis Group Holdings, Ltd.	239,360	9,473,869
		$39,931,294
Internet Software & Services — 1.0%
Google, Inc., Class A(2)	18,158	$8,319,269
		$8,319,269
IT Services — 1.3%
Paychex, Inc.	270,790	$10,254,817
		$10,254,817
Life Sciences Tools & Services — 1.2%
Thermo Fisher Scientific, Inc.(2)	210,831	$9,856,349
		$9,856,349
Media — 2.6%
Comcast Corp., Class A(2)	503,924	$13,076,828
Time Warner, Inc.	401,749	7,922,490
		$20,999,318
Metals & Mining — 1.0%
Newmont Mining Corp.	194,352	$8,160,840
		$8,160,840

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Multiline Retail — 2.5%
Big Lots, Inc.(2)	346,940	$10,852,283
Federated Department Stores, Inc.	214,918	9,682,056
		$20,534,339
Oil, Gas & Consumable Fuels — 6.0%
Chevron Corp.	121,273	$8,969,351
Exxon Mobil Corp.	257,901	19,458,630
Suncor Energy, Inc.	97,950	7,478,483
Western Refining, Inc.	128,032	4,995,809
Williams Co., Inc.	282,215	8,031,839
		$48,934,112
Personal Products — 0.5%
Herbalife, Ltd.(2)	101,537	$3,979,235
		$3,979,235
Pharmaceuticals — 2.6%
Allergan, Inc.	82,909	$9,187,975
Shire PLC ADR	78,500	4,859,150
Wyeth	145,683	7,288,521
		$21,335,646
Semiconductors & Semiconductor Equipment — 4.4%
Applied Materials, Inc.	448,894	$8,223,738
Broadcom Corp., Class A(2)	142,419	4,567,377
Intel Corp.	204,754	3,916,944
Linear Technology Corp.	139,223	4,398,055
Marvell Technology Group, Ltd.(2)	306,719	5,155,946
Texas Instruments, Inc.	308,471	9,284,977
		$35,547,037
Software — 2.6%
Microsoft Corp.	492,811	$13,734,643
Oracle Corp.(2)	390,105	7,072,604
		$20,807,247
Specialty Retail — 2.2%
Bed Bath & Beyond, Inc.(2)	245,175	$9,848,680
Best Buy Co., Inc.	170,946	8,328,489
		$18,177,169

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.3%
Nike, Inc., Class B	95,693	$10,168,338
		$10,168,338
Thrifts & Mortgage Finance — 0.9%
Freddie Mac	123,395	$7,340,769
		$7,340,769
Tobacco — 1.7%
Altria Group, Inc.	155,133	$13,622,228
		$13,622,228
Wireless Telecommunication Services — 1.0%
Alltel Corp.	49,998	$3,099,876
NII Holdings, Inc.(2)	62,529	4,638,401
		$7,738,277
Total Common Stocks (identified cost $805,271,117)		$820,133,247
Short-Term Investments — 0.8%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.74%(3)	6,659	$6,659,076
Total Short-Term Investments (amortized cost, $6,659,076)		$6,659,076
Total Investments — 102.0% (identified cost $811,930,193)		$826,792,323

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Covered Call Options Written — (2.1%)
Type of Contract	Number of Contracts	Premium Received	Value
Airgas, Inc., Expires 04/21/07, Strike 40.00	795	$216,233	$(188,812)
Allergan, Inc., Expires 04/21/07, Strike 120.00	590	265,079	(5,900)
Allstate Corp., Expires 07/21/07, Strike 62.50	970	234,830	(126,100)
Alltel Corp., Expires 04/21/07, Strike 65.00	499	83,204	(24,950)
Altria Group, Inc., Expires 06/16/07, Strike 85.00	890	284,435	(453,900)
American Express Co., Expires 04/21/07, Strike 60.00	1,305	191,829	(19,575)
Amgen, Inc., Expires 07/21/07, Strike 67.50	275	65,759	(12,375)
Apple Computer, Inc., Expires 04/21/07, Strike 90.00	1,010	496,905	(434,300)
Applied Materials, Inc., Expires 04/21/07, Strike 18.00	3,440	270,938	(223,600)
AT&T Inc., Expires 04/21/07, Strike 37.50	2,978	285,879	(580,710)
Bank New York Co., Inc., Expires 04/21/07, Strike 40.00	1,020	192,451	(130,050)
Bed Bath & Beyond, Inc., Expires 05/19/07, Strike 42.50	2,277	460,167	(136,620)
Best Buy Co., Expires 06/16/07, Strike 50.00	1,010	143,517	(196,950)
Big Lots, Inc., Expires 04/21/07, Strike 25.00	1,715	408,642	(1,080,450)
Biogen Idec, Inc., Expires 04/21/07, Strike 45.00	245	31,139	(22,050)
Biomarin Pharmacy, Inc., Expires 04/21/07, Strike 17.50	1,175	249,092	(41,125)
BJ's Wholesale Club, Inc., Expires 06/16/07, Strike 35.00	2,345	301,773	(281,400)
Boeing Co., Expires 05/19/07, Strike 90.00	435	155,334	(106,575)
BorgWarner, Inc., Expires 04/21/07, Strike 70.00	955	211,828	(553,900)
Broadcom Corp., Class A, Expires 05/19/07, Strike 35.00	835	172,923	(66,800)

Type of Contract	Number of Contracts	Premium Received	Value
Capital One Financial Corp., Expires 06/16/07, Strike 80.00	943	$237,723	$(188,600)
Charles Schwab Corp. (The), Expires 06/16/07, Strike 20.00	2,665	136,177	(86,612)
Chevron Corp., Expires 06/16/07, Strike 70.00	715	171,309	(393,250)
Cintas Corp., Expires 05/19/07, Strike 40.00	555	67,763	(6,938)
Cisco Systems, Inc., Expires 04/21/07, Strike 27.50	1,720	201,234	(17,200)
Colgate-Palmolive Co., Expires 05/19/07, Strike 65.00	565	197,800	(142,663)
Comcast Corp., Class A, Expires 07/21/07, Strike 27.50	2,905	282,067	(217,875)
Corning, Inc., Expires 05/19/07, Strike 20.00	1,690	240,479	(540,800)
Cytec Industries, Inc., Expires 05/19/07, Strike 60.00	1,459	154,795	(131,310)
Deutsche Bank AG, Expires 04/21/07, Strike 135.00	480	80,205	(139,200)
E*Trade Financial Corp., Expires 04/21/07, Strike 25.00	1,110	131,766	(5,550)
Ecolab, Inc., Expires 07/21/07, Strike 45.00	730	57,376	(82,125)
Edwards Lifesciences Corp., Expires 05/19/07, Strike 50.00	610	175,126	(118,950)
Emerson Electric Co., Expires 06/16/07, Strike 45.00	920	76,910	(59,800)
Exelon Corp., Expires 04/21/07, Strike 60.00	375	109,497	(335,625)
Exxon Mobil Corp., Expires 04/21/07, Strike 75.00	2,579	733,299	(425,535)
Federated Department Stores, Inc., Expires 05/19/07, Strike 40.00	1,100	288,191	(616,000)
FedEx Corp., Expires 04/21/07, Strike 110.00	540	293,103	(59,400)
Fluor Corp., Expires 04/21/07, Strike 80.00	375	132,000	(373,125)
Freddie Mac, Expires 04/21/07, Strike 65.00	345	90,893	(1,725)
General Dynamics Corp., Expires 05/19/07, Strike 80.00	1,000	152,095	(74,000)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Goldman Sachs Group, Inc., Expires 04/21/07, Strike 200.00	330	$375,198	$(287,100)
Google, Inc., Class A, Expires 06/16/07, Strike 470.00	135	209,007	(243,000)
Halliburton Co., Expires 04/21/07, Strike 32.50	1,345	402,815	(67,250)
Harley Davidson, Inc., Expires 05/19/07, Strike 70.00	320	95,069	(3,200)
Herbalife Ltd., Expires 05/19/07, Strike 35.00	375	70,123	(183,750)
Hewlett-Packard Co., Expires 05/19/07, Strike 42.50	1,509	361,545	(82,995)
Hospira, Inc., Expires 05/19/07, Strike 40.00	2,308	275,836	(542,380)
Intel Corp., Expires 04/21/07, Strike 20.00	655	96,282	(17,030)
International Business Machines Corp., Expires 04/21/07, Strike 100.00	864	187,482	(25,920)
JP Morgan Chase & Co., Expires 06/16/07, Strike 50.00	2,118	316,843	(243,570)
L-3 Communications Holdings, Inc., Expires 04/21/07, Strike 85.00	655	167,212	(209,600)
Lincoln National Corp., Expires 04/21/07, Strike 65.00	640	215,673	(179,200)
Linear Technology Corp., Expires 05/19/07, Strike 32.50	620	88,099	(55,800)
Marvell Technology Group, Ltd., Expires 05/19/07, Strike 20.00	1,550	182,104	(31,000)
Medtronic, Inc., Expires 05/19/07, Strike 50.00	1,085	219,272	(113,925)
Merrill Lynch & Co., Inc., Expires 04/21/07, Strike 90.00	355	43,262	(6,745)
Microsoft Corp., Expires 07/21/07, Strike 30.00	1,780	152,363	(89,000)
Mirant Corp., Expires 06/16/07, Strike 40.00	1,886	414,159	(546,940)
Morgan Stanley, Expires 04/21/07, Strike 85.00	800	250,656	(12,000)
Nabors Industries, Ltd., Expires 06/16/07, Strike 30.00	535	105,445	(82,925)
Newmont Mining Corp., Expires 06/16/07, Strike 47.50	1,455	199,474	(94,575)

Type of Contract	Number of Contracts	Premium Received	Value
NII Holdings, Inc., Expires 06/16/07, Strike 75.00	335	$139,724	$(144,050)
Nike, Inc., Class B, Expires 04/21/07, Strike 100.00	580	134,306	(394,400)
Northrop Grumman Corp., Expires 05/19/07, Strike 75.00	585	119,190	(96,525)
Oracle Corp., Expires 06/16/07, Strike 17.00	1,820	165,797	(291,200)
PepsiCo, Inc., Expires 07/21/07, Strike 65.00	1,302	176,988	(188,790)
Precision Castparts Corp., Expires 06/16/07, Strike 105.00	265	142,870	(161,650)
Proctor & Gamble Co., Expires 04/21/07, Strike 65.00	605	128,256	(12,100)
Respironics, Inc., Expires 07/21/07, Strike 45.00	1,118	91,226	(125,775)
Safeway, Inc., Expires 06/16/07, Strike 35.00	1,729	245,683	(484,120)
SanDisk Corp., Expires 04/21/07, Strike 45.00	1,150	459,181	(86,250)
Schlumberger, Ltd., Expires 05/19/07, Strike 65.00	970	346,454	(552,900)
Seagate Technology, Expires 06/16/07, Strike 27.50	1,635	140,769	(40,875)
Shire PLC ADR, Expires 04/21/07, Strike 70.00	580	140,356	(5,800)
Starwood Hotels & Resorts Worldwide, Inc., Expires 05/19/07, Strike 70.00	1,662	535,314	(124,650)
State Street Corp., Expires 05/19/07, Strike 70.00	725	182,767	(41,688)
Suncor Energy, Inc., Expires 06/16/07, Strike 75.00	380	120,494	(186,200)
Tellabs, Inc., Expires 06/16/07, Strike 10.00	3,150	305,855	(173,250)
Texas Instruments, Inc. Expires 04/21/07, Strike 30.00	1,400	185,956	(119,000)
Thermo Fisher Scientific, Inc., Expires 06/16/07, Strike 45.00	1,010	219,264	(262,600)
Time Warner, Inc., Expires 04/21/07, Strike 20.00	740	54,462	(18,500)
UBS AG, Expires 06/16/07, Strike 60.00	920	174,427	(138,000)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
United Technologies Corp., Expires 05/19/07, Strike 70.00	1,067	$130,277	$(26,675)
W.R. Berkley Corp., Expires 04/21/07, Strike 35.00	1,135	131,667	(17,025)
Wachovia Corp., Expires 04/21/07, Strike 57.50	1,275	193,794	(19,125)
Walgreen Co., Expires 04/21/07, Strike 47.50	2,097	188,696	(41,940)
Wal-Mart Store, Inc., Expires 06/16/07, Strike 47.50	1,145	125,488	(168,315)
Western Refining, Inc., Expires 06/16/07, Strike 40.00	855	224,092	(222,300)
William Wrigley Jr. Co., Expires 06/16/07, Strike 55.00	1,674	119,020	(66,960)
Williams Co., Expires 05/19/07, Strike 25.00	1,140	281,571	(433,200)
Willis Group Holdings, Ltd., Expires 04/21/07, Strike 40.00	2,393	225,201	(107,685)
Wyeth, Expires 04/21/07, Strike 52.50	1,035	167,313	(25,875)
Yum! Brands, Inc., Expires 04/21/07, Strike 60.00	895	239,425	(26,849)
Zimmer Holdings, Inc., Expires 06/16/07, Strike 90.00	950	202,489	(147,250)

Total Call Options Written (premiums received $19,598,056)	$(16,771,852)
Other Assets, Less Liabilities — 0.1%	$543,869
Net Assets — 100.0%	$810,564,340

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for its corresponding options written.

(2)  Non-income producing security.

(3)  Affiliated investment investing in high quality, U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of March 31, 2007.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of March 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $805,271,117)	$820,133,247
Affiliated investment, at value (amortized cost, $6,659,076)	6,659,076
Dividends and interest receivable	795,187
Receivable from the transfer agent	546,960
Receivable for investments sold	7,691
Total assets	$828,142,161
Liabilities
Written options outstanding, at value (premiums received $19,598,056)	$16,771,852
Payable to affiliate for investment advisory fees	680,532
Payable to affiliate for trustees' fees	2,345
Accrued expenses	123,092
Total liabilities	$17,577,821
Net Assets applicable to common shares	$810,564,340
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,658,912 shares issued and outstanding	$396,589
Additional paid-in capital	756,718,047
Undistributed net realized gain (computed on the basis of identified cost)	35,438,348
Undistributed net investment income	323,022
Net unrealized appreciation (computed on the basis of identified cost)	17,688,334
Net Assets applicable to common shares	$810,564,340
Net Asset Value Per Common Share
($810,564,340 ÷ 39,658,912 common shares issued and outstanding)	$20.44

Statement of Operations

For the Six Months Ended
March 31, 2007

Investment Income
Dividends (net of foreign taxes, $1,622)	$4,490,353
Interest	274,404
Interest income allocated from affiliated investment	780,474
Expenses allocated from affiliated investment	(73,541)
Total investment income	$5,471,690
Expenses
Investment adviser fee	$3,953,139
Trustees' fees and expenses	14,161
Custodian fee	139,251
Transfer and dividend disbursing agent fees	35,844
Legal and accounting services	30,363
Printing and postage	27,549
Miscellaneous	27,035
Total expenses	$4,227,342
Deduct — Reduction of custodian fee	$13
Total expense reductions	$13
Net expenses	$4,227,329
Net investment income	$1,244,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$44,417,674
Written options	14,983,589
Foreign currency transactions	(51)
Net realized gain	$59,401,212
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(13,757,020)
Written options transactions	6,961,789
Net change in unrealized appreciation (depreciation)	$(6,795,231)
Net realized and unrealized gain	$52,605,981
Net increase in net assets from operations	$53,850,342

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
From operations — Net investment income	$1,244,361	$3,681,760
Net realized gain from investment transactions, written option transactions, and foreign currency transactions	59,401,212	65,992,496
Net change in unrealized appreciation (depreciation) from investments and written options	(6,795,231)	(7,213,387)
Net increase in net assets from operations	$53,850,342	$62,460,869
Distributions to shareholders — From net investment income	$(921,339)	$(3,667,055)
From net realized gain	(31,614,986)	(61,234,379)
Total distributions to shareholders	$(32,536,325)	$(64,901,434)
Capital share transactions — Reinvestment of distributions to shareholders	$2,772,822	$1,476,201
Net increase in net assets from capital share transactions	$2,772,822	$1,476,201
Net increase (decrease) in net assets	$24,086,839	$(964,364)
Net Assets
At beginning of period	$786,477,501	$787,441,865
At end of period	$810,564,340	$786,477,501
Undistributed net investment income included in net assets applicable to common shares
At end of period	$323,022	$—

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended March 31, 2007		Year Ended September 30,
	(Unaudited)(1)		2006(1)	2005(1)(2)
Net asset value — Beginning of period	$19.900		$19.960	$19.100	(3)
Income (loss) from operations
Net investment income	$0.031		$0.093	$0.051
Net realized and unrealized gain	1.331		1.491 (4)	2.061
Total income from operations	$1.362		$1.584	$2.112
Less distributions
From net investment income	$(0.023)		$(0.093)	$(0.051	)(7)
From net realized gain	(0.799)		(1.551)	(1.182	)(7)
Total distributions	$(0.822)		$(1.644)	$(1.233)
Common share offering costs	$—		$—	$(0.019)
Net asset value — End of period	$20.440		$19.900	$19.960
Market value — End of period	$20.980		$20.070	$19.890
Total Investment Return on Net Asset Value(5)	6.95%		8.46%	11.24	%(6)
Total Investment Return on Market Value(5)	8.85%		9.77%	10.85	%(6)
Ratios/Supplemental Data
Net assets at end of period (000's omitted)	$810,564		$786,478	$787,442
Expenses before custodian fee reduction	1.07	%(8)	1.09%	1.09	%(8)
Expenses after custodian fee reduction	1.07	%(8)	1.09%	1.09	%(8)
Net investment income	0.31	%(8)	0.47%	0.28	%(8)
Portfolio Turnover	100%		84%	84%

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, October 29, 2004, to September 30, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  During the year ended September 30, 2006, the investment adviser reimbursed the Fund for a net realized loss incurred from the closing out of a written option position that did not meet the Fund's investment guidelines. The reimbursement was less than $0.01 per share and had no net effect on total return for the year ended September 30, 2006.

(5)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total investment return on net asset value and total return on market value are not computed on an annulized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(7)  Amount for period ended September 30, 2005 has been changed to reflect distributions to shareholders in conformity with current presentation.

(8)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 11, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty first day prior to maturity. The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for a trade date basis. Realized gains and losses are computed on the specific identification of the security sold.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

J  Interim Financial Statements — The interim financial statements relating to March 31, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized long-term capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. The advisory fee payable by the Fund is reduced by the allocable portion of the advisory fee paid by Cash Management. For the six months ended March 31, 2007, the Fund's allocated portion of the advisory fee paid by Cash Management totaled $72,198. The advisory fee incurred directly by the Fund amounted to $4,025,337. For the six months ended March 31, 2007, the effective annual rate of

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

investment advisory fees paid or accrued on a direct or indirect basis by the Fund based on average net assets was 1.00%. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended March 31, 2007, the Investment Adviser had no such reductions.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $806,882,265 and $799,569,521 respectively, for the six months ended March 31, 2007.

  5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at March 31, 2007, as computed on a federal income tax basis, were as follows:

Aggregate cost	$812,985,283
Gross unrealized appreciation	$32,920,765
Gross unrealized depreciation	(19,113,725)
Net unrealized appreciation	$13,807,040

  6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Issued to shareholders electing to receive payments of distributions in Fund shares	136,709	74,913
Net increase	136,709	74,913

  7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2007 is included in the Portfolio of Investments.

Written call options activity for the six months ended March 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	121,044	$24,036,509
Options written	227,204	40,378,518
Options terminated in closing purchase transactions	(207,240)	(38,112,211)
Options expired	(33,221)	(6,704,760)
Outstanding, end of period	107,787	$19,598,056

At March 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Enhanced Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2007, our records indicate that there are 47 registered shareholders and approximately 40,000 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOI.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser and sub-adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any such sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Enhanced Equity Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser, Sub-adviser and their respective affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Enhanced Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (October 2004) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees").

As part of its review, the Board considered the Fund's management fee and total expense ratio for the period from inception (October 2004) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-5/07  CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

No such purchases this period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)                       Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)                   Treasurer’s Section 302 certification.

(a)(2)(ii)                  President’s Section 302 certification.

(b)                           Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	May 9, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 9, 2007